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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):     April 16, 2007
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                  1-14896                      11-3027591
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)



Registrant's telephone number, including area code:  (212) 829-5700



                                       N/A
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         (Former name or former address, if changed since last report.)





         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02         Unregistered Sale of Equity Securities
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         On April 16, 2007, in a transaction exempt for registration under the
Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder, the Registrant sold 3,333,333 shares of common stock at a price of $1.50 per share or an aggregate purchase price of $5,000,000 and five (5) year warrants to purchase 1,666,667 shares of common stock, at an exercise price of $2.00 per share.

         On April 18, 2007, the Company issued a press release with respect to the aforementioned private placement. A copy of the press release is furnished herewith as Exhibit 99.1.







Item 9.01         Financial Statements and Exhibits
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(c)      Exhibits

Exhibit No.       Description
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   10.1           Securities Purchase Agreement, dated April 16, 2007, between the Registrant and the investors (including exhibits).

   99.1           Press Release dated April 18, 2007















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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:   April 20, 2007            By: /s/ Corey M. Horowitz
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                                       Name:  Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer





























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